SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 15, 1999



                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




DELAWARE                333-22327             75-2655744
--------                ---------             ----------
(STATE  OR  OTHER       (COMMISSION  FILE     (IRS  EMPLOYER IDENTIFICATION
JURISDICTION  OF        NUMBER)               NUMBER)
INCORPORATION)


                          225 E. JOHN CARPENTER FREEWAY
                             IRVING TEXAS 75062-2731

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (972) 506-5045
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.     OTHER  EVENTS
             -------------

     THIS  CURRENT  REPORT  ON  FORM  8-K  IS  BEING FILED TO FILE A COPY OF THE
CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING MAY 31, 1999.


     CAPITALIZED TERMS NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED IN THE POOLING AND SERVICING AGREEMENT (WITH STANDARD TERMS AND CONDITIONS ATTACHED THERETO) DATED AS OF JANUARY 31, 1996 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA AND BANKERS TRUST COMPANY, AS TRUSTEE, WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO THE CURRENT REPORT ON FORM 8-K FILED ON BEHALF OF THE TRUST BY NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA ON APRIL 5, 1996.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             -------------------------------------------------------------------

(C)     EXHIBITS

EXHIBIT  NO.

     19.1      CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
                     UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                NATIONSCREDIT GRANTOR TRUST 1996 - 1 (REGISTRANT)

       BY:  NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA, AS SERVICER OF
                       NATIONSCREDIT GRANTOR TRUST 1996-1



DATE:  JUNE  18,  1999               BY:  /S/  SUZANNE  CASTLEBERRY
       ---------------                    -------------------------
                                     NAME:  SUZANNE  CASTLEBERRY
                                     TITLE:    VICE  PRESIDENT

                                  EXHIBIT INDEX

     EXHIBIT  NUMBER               DESCRIPTION
     ---------------               -----------

         19.1                      CERTIFICATEHOLDERS  STATEMENTS


                                                                                                 EXHIBIT 19.1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                     NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated as of January 31, 1996 among NationsCredit
Securitization  Corporation  (as  "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers
Trust  Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each  month  regarding  distribution  to Certificateholders and the performance of the Trust. The information with  respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Jun-99
Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      01-May-99
Determination Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10-Jun-99
Deposit Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14-Jun-99
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15-Jun-99

POOL BALANCE
             Pool Balance on the close of the last day of the Collection Period (Record Date)  78,817,734.63
             Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       35.31354%
             Ending Pool Balance (per $1,000 certificate) . . . . . . . . . . . . . . . . . .         353.14
             Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     148,994.53
             Purchase Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
             Interest Payments:
             Monthly Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.78
             Carry-Over Monthly Interest Payment. . . . . . . . . . . . . . . . . . . . . . .              -
             Total Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.78

             Principal Payments:
             Monthly Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . .          11.99
             Carry-Over Monthly Principal Payment . . . . . . . . . . . . . . . . . . . . . .              -
             Total Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11.99

             Servicing Fee:
             Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.23
             Carry-Over Monthly Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . .              -
             Total Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.23

SURETY BOND
             Surety Bond Amount for the current Distribution Date . . . . . . . . . . . . . .  20,373,214.76
             Surety Bond Amount as a % of the Pool Balance. . . . . . . . . . . . . . . . . .       25.84852%




                                      MONTHLY SERVICERS CERTIFICATE
                                   NATIONSCREDIT GRANTOR TRUST 1996 - 1

     Pursuant  to  the  Pooling and Servicing Agreement, dated as of January 31, 1996 among NationsCredit
Securitization  Corporation  (as  "Seller"),  NationsCredit  Corporation  of  America (as "Servicer") and
Bankers  Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information  with  respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Jun-99
Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       01-May-99
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10-Jun-99
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14-Jun-99
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15-Jun-99

POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period .   81,492,859.05
          Principal Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,449,452.11
          Purchase Amounts Allocable to Principal. . . . . . . . . . . . . . . . . . . .               -
          Defaulted Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      225,672.31
          Pool Balance on the close of the last day of the Collection Period . . . . . .   78,817,734.63

          Original Pool Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  223,194,105.12

          Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        35.31354%

          Preference Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -

          Certificate Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . . . . .            5.85%
          Servicing Fee Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.75%

AVAILABLE INTEREST
          Collections allocable to interest. . . . . . . . . . . . . . . . . . . . . . .      676,217.99
          Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      148,994.53
          Purchase Amounts allocable to interest . . . . . . . . . . . . . . . . . . . .               -
          Total Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      825,212.52

AVAILABLE PRINCIPAL
          Collections allocable to principal . . . . . . . . . . . . . . . . . . . . . .    2,449,452.11
          Purchase Amounts allocable to principal. . . . . . . . . . . . . . . . . . . .               -
          Total Principal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,449,452.11

AVAILABLE FUNDS
          Collections allocable to interest. . . . . . . . . . . . . . . . . . . . . . .      676,217.99
          Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      148,994.53
          Purchase Amounts allocable to interest . . . . . . . . . . . . . . . . . . . .               -
          Collections allocable to principal . . . . . . . . . . . . . . . . . . . . . .    2,449,452.11
          Purchase Amounts allocable to principal. . . . . . . . . . . . . . . . . . . .               -
          Total Available Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,274,664.63

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds allocable to interest. . . . . . . . . . . . . . . . . . . . .      825,212.52
          Available Funds allocable to principal . . . . . . . . . . . . . . . . . . . .    2,449,452.11
          Reserve Account Interest Withdrawal. . . . . . . . . . . . . . . . . . . . . .               -
          Surety Interest Drawing. . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Preference Withdrawal. . . . . . . . . . . . . . . . . . . . .               -
          Surety Preference Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Principal Withdrawal . . . . . . . . . . . . . . . . . . . . .               -
          Surety Principal Drawing . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Deposit to the Certificate Account . . . . . . . . . . . . . . . . . . .    3,274,664.63

INTEREST PAYMENT
          Monthly Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .      397,277.69
          Carry-Over Monthly Interest. . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      397,277.69

PRINCIPAL PAYMENT
          Monthly Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . .    2,675,124.42
          Carry-Over Monthly Principal . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,675,124.42

SERVICING FEE
          Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50,933.04
          Carry-Over Monthly Servicing Fee . . . . . . . . . . . . . . . . . . . . . . .               -
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50,933.04

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Interest distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .      397,277.69
          Principal distribution . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,675,124.42
          Preference Amounts
          Servicing Fee distribution . . . . . . . . . . . . . . . . . . . . . . . . . .       50,933.04
          Distributions to the Surety Bond Provider. . . . . . . . . . . . . . . . . . .        8,149.29
          Distributions to the Reserve Account . . . . . . . . . . . . . . . . . . . . .               -
          Distributions to the Seller. . . . . . . . . . . . . . . . . . . . . . . . . .      143,180.20

          Carry-Over Monthly Interest to the next Distribution Date. . . . . . . . . . .               -
          Carry-Over Monthly Principal to the next Distributions Date. . . . . . . . . .               -
          Carry-Over Monthly Servicing Fee to the next Distribution Date . . . . . . . .               -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period . . .    5,579,852.63
          Earnings from investments on the Reserve Account . . . . . . . . . . . . . . .       20,138.98
          Reserve Account Interest Withdrawal. . . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Preference Withdrawal. . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Principal Withdrawal . . . . . . . . . . . . . . . . . . . . .               -
          Deposits to the Reserve Account. . . . . . . . . . . . . . . . . . . . . . . .               -
          Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,599,991.61
          Distributions of any excess amounts on deposit in the Reserve Account. . . . .       20,138.98
          Ending Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . .    5,579,852.63
          Reserve Account Balance as a % of the Pool Balance . . . . . . . . . . . . . .            7.08%
          Specified Reserve Account Requirement. . . . . . . . . . . . . . . . . . . . .    5,579,852.63
          Amount needed to fully fund Reserve Account. . . . . . . . . . . . . . . . . .               -

SURETY BOND
          Required Surety Bond Amount (25% of the Pool Balance). . . . . . . . . . . . .   20,373,214.76
          Surety Bond amount on the previous Distribution Date . . . . . . . . . . . . .   21,068,038.17
          Payments made with respect Surety Principal Draws. . . . . . . . . . . . . . .               -
          Payments received with respect to unreimbursed Surety Principal Draws. . . . .               -
          Surety Bond Amount for the current Distribution Date . . . . . . . . . . . . .   20,373,214.76


          Total Surety Interest Draws. . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Surety Principal Draws . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Surety Preference Draws. . . . . . . . . . . . . . . . . . . . . . . . .               -
          Total Draws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Outstanding Remaining Amounts Owed to the Surety Bond Provider . . . . . . . .               -
          Interest on Remaining Amounts Owed to the Surety Bond Provider . . . . . . . .               -
          Surety Bond Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8,149.29
          Total unreimbursed Surety Interest Draws . . . . . . . . . . . . . . . . . . .               -
          Total unreimbursed Surety Principal Draws. . . . . . . . . . . . . . . . . . .               -
          Total unreimbursed Surety Preference Draws . . . . . . . . . . . . . . . . . .               -
          Amount Owed to Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . .        8,149.29
          Surety Bond Fee Paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8,149.29
          Total payments for Surety Interest Draws . . . . . . . . . . . . . . . . . . .               -
          Total payments for  Surety Principal Draws . . . . . . . . . . . . . . . . . .               -
          Total payments for  Surety Preference Draws. . . . . . . . . . . . . . . . . .               -
          Payments made to the Surety Bond Provider. . . . . . . . . . . . . . . . . . .        8,149.29
          Surety Bond Fee Outstanding. . . . . . . . . . . . . . . . . . . . . . . . . .               -
          Remaining unreimbursed Surety Interest Draws . . . . . . . . . . . . . . . . .               -
          Remaining unreimbursed Surety Principal Draws. . . . . . . . . . . . . . . . .               -
          Remaining unreimbursed Surety Preference Draws . . . . . . . . . . . . . . . .               -
          Remaining Amounts Owed to the Surety Bond Provider . . . . . . . . . . . . . .               -

NET CREDIT LOSS RATIO
          Net Credit Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       76,677.78
          For the Current Collection Period. . . . . . . . . . . . . . . . . . . . . . .            1.15%
          For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . .            0.04%
          For the second preceding Collection Period . . . . . . . . . . . . . . . . . .            1.90%
          Average Net Credit Loss Ratio. . . . . . . . . . . . . . . . . . . . . . . . .            1.03%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . .             172
          60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . .              38
          90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . .              36
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             246

          Principal Balance
          30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,632,693.37
          60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . .      308,995.96
          90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . .      356,916.95
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2,298,606.28

          Delinquency Ratio
          For the current Collection Period. . . . . . . . . . . . . . . . . . . . . . .            2.92%
          For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . .            2.92%
          For the second preceding Collection Period . . . . . . . . . . . . . . . . . .            2.96%
          Average Delinquency Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . .            2.93%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month.      573,220.47
          Number of Contracts where Repossession Occurred in the Current Month . . . . .              48


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon. . . . . . . . . . . . . . . . . . . . . . . . . . . .           10.51%
          Weighted Average Original Term (months). . . . . . . . . . . . . . . . . . . .          123.00
          Weighted Average Remaining Term (months) . . . . . . . . . . . . . . . . . . .           79.44


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds due from the Collection Account to Certificate Account . . . .    3,274,664.63
          Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       50,933.04
          Interest allocable to the Seller's Certificate . . . . . . . . . . . . . . . .            0.19
          Principal amount allocable to the Seller's Certificate . . . . . . . . . . . .            1.26
         Wire Funds to the Surety Bond Provider. . . . . . . . . . . . . . . . . . . . .        8,149.29
         Net Deposit From Collection Account to the Certificate Account. . . . . . . . .    3,215,580.86
         Reserve Account deposit to Certificate Account. . . . . . . . . . . . . . . . .               -
         Surety Bond deposit to Certificate Account. . . . . . . . . . . . . . . . . . .               -
          Total Deposit to the Certificate Account . . . . . . . . . . . . . . . . . . .    3,215,580.86
          Wire Funds to the Certificateholders - Interest. . . . . . . . . . . . . . . .      397,277.50
          Wire Funds to the Certificateholders - Principal . . . . . . . . . . . . . . .    2,675,123.16
          Deposit Funds into the Reserve Account . . . . . . . . . . . . . . . . . . . .               -
          Wire Funds to NationsCredit. . . . . . . . . . . . . . . . . . . . . . . . . .      143,180.20

Approved  by:   /s/  SUZANNE  CASTLEBERRY  -------------------------- Suzanne Castleberry Vice President

[NATIONSCREDIT  GRANTOR  TRUST  LETTERHEAD]

June  15,  1999

BY  EDGAR

Securities  and  Exchange  Commission
Judiciary  Plaza
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1996  -  1

Ladies  and  Gentlemen:

On  behalf  of NationsCredit Grantor Trust 1996 - 1 (the "Trust") filed herewith via EDGAR is the Trust's
Current  Report  on  Form  8-K.

Should  you  have any questions with regard to the filing, please call the undersigned at (704) 386-3863.

Very  truly  yours,
/s/  SUZANNE  CASTLEBERRY  --------------------------------------  Suzanne  Castleberry  Vice  President
